Exhibit 99.1
PRESS RELEASE
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Masonite International Corporation Announces Acquisition of Fleetwood, a Premium Manufacturer of Innovative Glass Door Systems
•Aligns with Doors That Do MoreTM strategy focused on bringing differentiated door systems to the residential market
•Expands Masonite’s total addressable market with a portfolio of customizable, aluminum-framed exterior glass door systems and related products
Tampa, FL, October 19, 2023 — Masonite International Corporation ("Masonite") (NYSE: DOOR) today announced that its U.S. subsidiary has acquired Fleetwood Aluminum Products, LLC (“Fleetwood”), for $285 million in cash.
Fleetwood is a leading designer and manufacturer of premium, aluminum-framed glass door and window solutions for luxury homes. Their products include multi-slide and pocket glass patio doors, pivot and hinged glass entry doors, and folding glass door wall systems, as well as accompanying premium window products. The company’s exceptionally high-quality product offerings are fully customizable and feature modern designs, sleek hardware, and precision locking and rolling systems. Supporting their focus on innovation, Fleetwood has extensive in-house design, engineering and testing capabilities and holds several patents and trademarks for products with energy-saving and weather-resistant features.

“Fleetwood has an outstanding reputation for product leadership, manufacturing excellence and modern designs for luxury residential applications,” said Howard Heckes, President and CEO of Masonite. “Their stunning door and window systems create a blend of indoor/outdoor living, showcasing natural light, style, security and energy efficiency, while adding exceptional beauty and flexibility to the home. Our companies share a common focus on improving life and living for homeowners, and we are thrilled to welcome the Fleetwood employees and partners into the Masonite family. This is the second acquisition we have completed in 2023 as part of our Doors That Do MoreTM strategy to expand our product portfolio and address new and non-traditional segments of the market with innovative and differentiated door systems.”

A family-owned business since 1961, Fleetwood is headquartered in Corona, CA, and operates a 200,000 sq. ft. manufacturing facility with approximately 350 total employees. Fleetwood products are sold through a network of over 200 exclusive dealers that partner with homebuilders and architects to offer their industry-leading products to homeowners throughout North America. Additional information about Fleetwood can be found at www.fleetwoodusa.com.

Fleetwood is expected to contribute approximately $150 million of incremental full-year revenue to Masonite in 2024. Net of expected tax benefits attributable to the acquisition, the purchase price would equate to approximately $255 million, equivalent to approximately 7 times Fleetwood's anticipated 2024 EBITDA. The transaction was funded with a combination of cash on hand and borrowings under Masonite’s ABL credit facility.

Masonite plans to operate Fleetwood as an independent business unit within its North American Residential business segment. Management will discuss the transaction further on its third quarter corporate earnings conference call on November 8, 2023, at 9:00 am Eastern Time.
masonite.com

About Masonite
Masonite International Corporation is a leading global designer, manufacturer, marketer and distributor of interior and exterior doors and door systems for the new construction and repair, renovation and remodeling sectors of the residential and non-residential building construction markets. Since 1925, Masonite has provided its customers with innovative products and superior service at compelling values. Masonite currently serves more than 7,000 customers globally. Additional information about Masonite can be found at www.masonite.com.
Forward-looking Statements
This press release contains "forward-looking statements" within the meaning of the federal securities laws, including our discussion of the acquisition of Fleetwood, statements regarding expected revenue and EBITDA contributions, our ability to successfully operate and/or integrate the business and grow into new and non-traditional segments of the marketplace, and expectations regarding Masonite’s addressable markets. When used in this press release, such forward-looking statements may be identified by the use of such words as "may," "might," "could," "will," "would," "should," "expect," "believes," "outlook," "predict," "forecast," "objective," "remain," "anticipate," "estimate," "progressing," "potential," "continue," "plans," "project," "showing," "yielding," "targeting," or the negative of these terms or other similar terminology
Forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Masonite, or industry results, to be materially different from any future plans, goals, targets, objectives, results, performance or achievements expressed or implied by such forward-looking statements. As a result, such forward-looking statements should not be read as guarantees of future performance or results, should not be unduly relied upon, and will not necessarily be accurate indications of whether or not such results will be achieved. Factors that could cause actual results to differ materially from the results discussed in the forward-looking statements include, but are not limited to, downward trends in our end markets and in economic conditions; reduced levels of residential new construction; residential repair, renovation and remodeling; and non-residential building construction activity due to increases in mortgage rates, changes in mortgage interest deductions and related tax changes and reduced availability of financing; competition; the continued success of, and our ability to maintain relationships with, certain key customers in light of customer concentration and consolidation; our ability to accurately anticipate demand for our products; impacts on our business including seasonality, weather and climate change; our ability to successfully consummate and integrate acquisitions and to effectuate dispositions; changes in prices of raw materials and fuel; tariffs and evolving trade policy and friction between the United States and other countries, including China, and the impact of anti-dumping and countervailing duties; increases in labor costs, the availability of labor, or labor relations (i.e., disruptions, strikes or work stoppages); our ability to manage our operations including potential disruptions, manufacturing realignments (including related restructuring charges) and customer credit risk; product liability claims and product recalls; our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations, including our obligations under our senior notes, our term loan credit agreement (the "Term Loan Facility") and our asset-based revolving credit facility (the "ABL Facility"); limitations on operating our business as a result of covenant restrictions under our existing and future indebtedness, including our senior notes, the Term Loan Facility and the ABL Facility; fluctuating foreign exchange and interest rates; the continuous operation of our information technology and enterprise resource planning systems and management of potential cyber security threats and attacks and data privacy requirements; political, economic and other risks that arise from operating a multinational business; retention of key management personnel; environmental and other government regulations, including the United States Foreign Corrupt Practices Act ("FCPA"), and any changes in such regulations; the scale and scope of public health issues and their impact on our operations, customer demand and supply chain; and our ability to replace our expiring patents and to innovate and keep pace with technological developments. For additional information on identifying factors that may cause actual results to vary materially from those stated in the forward-looking statements, see Masonite’s reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Masonite undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Marcus Devlin
DIRECTOR, INVESTOR RELATIONS
mdevlin@masonite.com
813.371.5839

Lori Conrad
DIRECTOR, EXTERNAL COMMUNICATIONS
lconrad@masonite.com
813.739.1828
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